Exhibit 10.9

Note: Certain portions have been omitted from this General Terms Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

PURCHASE AGREEMENT NUMBER 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Relating to Boeing Model 787-859 Aircraft

P.A. No. 3075

BOEING PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

I-1.	Aircraft Information Table	SA-4

I-2	Aircraft Information Table	SA-3

I-3	Aircraft Information Table	SA-3

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	Buyer Furnished Equipment Variables

CS1.	Buyer Support Document

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

P.A. No. 3075	AVI
SA-4

BOEING PROPRIETARY

LETTER AGREEMENTS

3075-01	787 Open Configuration Matters and Attachment
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts – Flight Crew Training
6-1162-DME-0895	AD Cost Materials
6-1162-DME-0896	GEnx & Trent Performance Guarantees and Attachments
6-1162-DME-0897	Alternate Engine Selection
6-1162-DME-0898	GEnx Performance Retention and Attachment
6-1162-DME-0899	Trent Performance Retention and Attachment
6-1162-DME-0900	Maintenance Cost Guarantees and Attachment
6-1162-DME-0901	Advance Payment Matters
6-1162-DME-0902	Promotional Support
6-1162-DME-0903	Purchase Rights
6-1162-DME-0904	Special Matters
6-1162-DME-0905	Escalation [*]
6-1162-DME-0905-01	[*]
6-1162-DME-0905-02	[*]
6-1162-DME-0906	Customer Services Matters and Attachment
6-1162-DME-0907	AGTA Matters
6-1162-DME-1089-R1	[*]
6-1167-DME-1347	Additional Special Matters – [*]
RECORD OF SUPPLEMENTAL AGREEMENTS
SA-1 -	28 March 2007
SA-2 -	21 November 2007
SA-3 -	26 September 2012
SA-4 -

P.A. No. 3075	AVI
SA-4

BOEING PROPRIETARY

Purchase Agreement No. 3075

between

The Boeing Company

and

Aerovias del Continente Americano S.A. AVIANCA

This Purchase Agreement No. 3075 dated as of 03 October between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to the purchase and sale of Model 787-859 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of even date herewith between the parties, identified as AGTA-AVI (AGTA).

Article 1.	Quantity, Model, Description and Inspection

The aircraft to be delivered to Customer will be designated as Model 787-859 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement. [*] months prior to [*] Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.	Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

P.A. No. 3075	1 BOEING PROPRIETARY

Article 4.	Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 787-859 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*] less the Deposit, [*].

4.3 For any Aircraft whose scheduled month of delivery is less than [*] months from the date of this Purchase Agreement, the total amount of advance [*]

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.	Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA [*] and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

P.A. No. 3075	2 BOEING PROPRIETARY

5.5 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear and other components covered by the Service Life Policy for the Aircraft (Covered Components).

5.6 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.7 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF	03 October 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA		THE BOEING COMPANY

BY	/s/ Gerardo Grajales	BY	/s/ Dennis Egge

ITS	CFO	ITS	Attorney-in-Fact

P.A. No. 3075	3 BOEING PROPRIETARY

Appendix B

Supplemental Agreement No. SA-4

Table 1-1 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT[*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	[*]
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	[*]		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	[*]
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		[*]	[*]
[*]
			Base Year Index (CPI):		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]	[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*].	[*]
							[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	10

SA-4
Boeing Proprietary	Page 1

Appendix C

Supplemental Agreement No. SA-3

Table 1-2 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT[*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]		[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]		[*]
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft): [*]		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):		[*]
Deposit per Aircraft:		[*]	Base Year Index (CPI):		[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
					[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	2

SA-3
Boeing Proprietary	Page 1

Appendix D

Supplemental Agreement No. SA-3

Table 1-3 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT[*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
					[*]	[*]	[*]	[*]
2nd Qtr-2019	1*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3rd Qtr-2019	1*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4th Qtr-2019	1*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total	3

*	mid-quarter month is illustrated

The specific month will be identified 24 months prior to each Quarter

SA-3
Boeing Proprietary	Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Exhibit A to Purchase Agreement Number 3075

P.A. No. 3075	A BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3075

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 787-(8) AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement 3075-01, “Open Configuration Matters,” to the Purchase Agreement.

P.A. No. 3075	A-1
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Exhibit B to Purchase Agreement Number 3075

P.A. No. 3075	B BOEING PROPRIETARY

Exhibit B to

Purchase Agreement No. 3075

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-859 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1	Airworthiness and Registration Documents.

Not later than [*] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than [*] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2	Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service [*], a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of an Aircraft to [*] Customer will give written notice thereof to Boeing at least [*] prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

P.A. No. 3075	B-1
BOEING PROPRIETARY

Exhibit B to

Purchase Agreement No. 3075

1.3	Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*] prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, [*] will submit such Form to U.S. Customs [*]

2.	INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than [*] prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

P.A. No. 3075	B-2
BOEING PROPRIETARY

Exhibit B to

Purchase Agreement No. 3075

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than [*] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training [*], the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v) a complete ferry flight itinerary.

4.	DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Boeing will provide [*] notice to Customer of such inspection schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

P.A. No. 3075	B-3
BOEING PROPRIETARY

Exhibit B to

Purchase Agreement No. 3075

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and [*] at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer [*] through Boeing or a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing or Boeing’s sales subsidiary [*].

4.7 Delegation of Authority. [*] Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide a copy of its Aircraft Radio Station License [*] to be placed on board the Aircraft following delivery.

5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

P.A. No. 3075	B-4
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Supplemental Exhibit AE1 to Purchase Agreement Number 3075

P.A. No. 3075	AE1 BOEING PROPRIETARY

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[*]

Where:

[*] Where: [*]
M =	[*] Where: [*].

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of [*] of the preceding year will be utilized in determining the value of [*].

Note:

i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest [*].

ii. [*] Adjustment formula.

iii. [*] Adjustment formula.

iv. [*].

v. [*].

vi. [*].

P.A. No. 3075	AE1-1 BOEING PROPRIETARY

2.	Values to be Utilized in the Event of Unavailability.

2.1	[*]

2.2	[*].

2.3	[*].

2.4	[*].

P.A. No. 3075	AE1-1 BOEING PROPRIETARY

Note:	i. [*] ii. [*]

P.A. No. 3075	AE1-1 BOEING PROPRIETARY

APPENDIX E

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE Boeing Company

and

Aerovias del Continente Americano S. A. AVIANCA

Supplemental Exhibit BFE1

to Purchase Agreement Number 3075

AVI		BFE1
SA-3		Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1	Supplier Selection

Customer will select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months’

[*]~	[*]~
[*]~	[*]~
[*]~	[*]~
[*]~	[*]~
[*]~	[*]~

2	On-dock Dates and Other Information.

Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. The first Aircraft BFE seat requirements and on-dock dates for all BFE items are set forth below. On or before [*], Boeing will also make available to Customer the BFE requirements electronically, in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other reasonable requirements relating to the in-sequence installation of BEE. These requirements may be periodically revised by Boeing.

AVI		BFE1
SA-3		Page 2
BOEING PROPRIETARY

The below “Completion Date” represents the first day of the month by when the specific milestone must be completed to support the BFE seat program.

Customer’s First Aircraft: BFE Premium Class Seat Program Milestones (First Aircraft

Delivery Only)

Milestone	Completion Date
[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

AVI		BFE1
SA-3		Page 3
BOEING PROPRIETARY

Preliminary On-Dock and Customer Inspection Months

(Note: All requirements are set forth below. If a month is listed, then the due date is the

first day of the month. If no date is listed, then there is no requirement.)

Aircraft Delivery Month	Product	On-Dock Date at Supplier [*]	On-Dock Date at Boeing	Customer Inspection
[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]

AVI		BFE1
SA-3		Page 4
BOEING PROPRIETARY

	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]

AVI		BFE1
SA-3		Page 5
BOEING PROPRIETARY

[*]
[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]

AVI		BFE1
SA-3		Page 6
BOEING PROPRIETARY

	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]
	[*]		[*]	[*]
[*]	[*]	[*]	[*]
	[*]		[*]
	[*]		[*]
[*]
	[*]		[*]	[*]

AVI		BFE1
SA-3		Page 7
BOEING PROPRIETARY

2	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure [*] comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the ‘‘International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

AVI		BFE1
SA-3		Page 8
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Supplemental Exhibit CS1 to Purchase Agreement Number 3075

This document contains:

Part 1:	Maintenance and Flight Training Programs

Part 2:	Field Services and Engineering Support Services

Part 3:	Technical Information and Materials

Part 4:	Alleviation or Cessation of Performance

Part 5:	Protection of Proprietary Information and Proprietary Materials

P.A. No. 3075	CSI BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.	Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1 Customer is awarded [*]

1.2 In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1 [*]

1.2.2 [*] regularly scheduled courses; schedules are published yearly.

1.2.3 Additional Flight Operations Services:

a.	[*] Aircraft to Customer’s main base;

b.	[*] below) for revenue service training assistance;

c.	[*].

P.A. No. 3075	CS1 BOEING PROPRIETARY 1-1

If any part of the training described in this Article 1.2 is not completed by Customer within [*] months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2.	Training Schedule and Curricula.

2.1 Customer and Boeing will together conduct planning conferences approximately [*] months [*], before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs. At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2 Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within [*] days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.	Location of Training.

3.1 Boeing will conduct all training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the model of Aircraft. Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

3.2 If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training [*] at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2 Customer will pay Boeing’s [*];

P.A. No. 3075	CS1 BOEING PROPRIETARY 1-2

3.2.3 Customer will reimburse Boeing for the actual costs of [*];

3.2.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site. Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.	Training Materials.

Training Materials will be provided for each student. Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.	Additional Terms and Conditions.

5.1 All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2 All training will be provided in the English language. If translation is required, Customer will provide interpreters.

5.3 Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will [*]

5.4 Boeing flight instructor personnel will not be required to work more than [*] days per week, or more than [*] in any one [*] period [*], of which not more than [*] per [*] workday will be spent in actual flying. These foregoing restrictions will not apply to [*] or [*], which will be governed by FAA rules and regulations.

P.A. No. 3075	CS1 BOEING PROPRIETARY 1-3

5.5 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6 If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make [*].

5.7 If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports. [*].

5.8 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least [*] days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately [*] days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within [*] days of the date of the invoice.

5.9 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of

P.A. No. 3075	CS1 BOEING PROPRIETARY 1-4

the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

P.A. No. 3075	CS1 BOEING PROPRIETARY 1-5

787 CUSTOMER SUPPORT DOCUMENT

PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1.	Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1 Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending 12 months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2 [*] Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3 Boeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.	Engineering Support Services.

2.1 Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance, provided, will include:

2.1.1 Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

P.A. No. 3075	CS1 BOEING PROPRIETARY 2-1

2.1.3 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4 Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

2.1.5 Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6 [*] evaluation of Customer’s technical facilities, tools and equipment for servicing and maintaining 787 aircraft, recommendation of changes where necessary and assistance in the formulation of an initial maintenance plan for the introduction of the first Aircraft into service.

2.1.7 Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.9 Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.9 Assistance with solving operational problems associated with delivery and route-proving flights.

2.1.10 Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.11 [*]

2.1.12 [*]

P.A. No. 3075	CS1 BOEING PROPRIETARY 2-2

2.2 Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:

2.2.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

2.2.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3 Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

P.A. No. 3075	CS1 BOEING PROPRIETARY 2-3

787 CUSTOMER SUPPORT DOCUMENT

PART 3: TECHNICAL INFORMATION AND MATERIALS

1.	General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data, and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Specification for Manufacturers” Technical Data.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.	Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately [*] months, [*] before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of

P.A. No. 3075	CS1 BOEING PROPRIETARY 3-1

the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

3.	Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents. [*]

a)	Flight Operations Information.

[*]

b)	Maintenance Information.

[*]

P.A. No. 3075	CS1 BOEING PROPRIETARY 3-2

c)	Maintenance Planning.

[*]

d)	Spares Information.

[*]

e)	Airplane & Airport Information.

[*]

f)	Shop Maintenance.

[*]

g)	[*]

P.A. No. 3075	CS1 BOEING PROPRIETARY 3-3

4.	Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

5.	Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6.	Revisions.

6.1 The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

6.2 [*].

7.	Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

P.A. No. 3075	CS1 BOEING PROPRIETARY 3-4

8.	Buyer Furnished Equipment Data.

[*].

9.	Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

P.A. No. 3075	CS1 BOEING PROPRIETARY 3-5

787 CUSTOMER SUPPORT DOCUMENT

PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.	[*];

2.	[*];

3.	[*];

4.	[*]

5.	[*].

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

787 CUSTOMER SUPPORT DOCUMENT

PART 5: PROTECTION OF PROPRIETARY INFORMATION

AND PROPRIETARY MATERIALS

1.	General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all

P.A. No. 3075	CS1 BOEING PROPRIETARY 4-1

Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.	License Grant.

2.1 Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement, for as long as Customer operates the Aircraft. [*]

2.2 Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.	Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.	Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written

P.A. No. 3075	CS1 BOEING PROPRIETARY 5-2

agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.	Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1 When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2 In the event of an Aircraft or Aircraft systems-related incident, the Customer may [*]

P.A. No. 3075	CS1 BOEING PROPRIETARY 5-3

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Supplemental Exhibit EE1 to Purchase Agreement Number 3075

P.A. No. 3075	EE1 BOEING PROPRIETARY

1.	ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

[*]

Where:

[*]

Where:

[*]

P.A. No. 3075	EE1 - 1 BOEING PROPRIETARY

M=	[*]

As an example, for an Aircraft scheduled to be delivered in the month of July, the months [*] of the preceding year will be utilized in determining the value of [*].

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest [*].

ii. [*].

iii. [*].

iv. [*]

P.A. No. 3075	EE1 - 2 BOEING PROPRIETARY

Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. [*].

vi. [*].

2.	Values to be Utilized in the Event of Unavailability.

2.1	[*].

2.2	[*].

2.3	[*].

2.4	[*].

P.A. No. 3075	EE1 - 3 BOEING PROPRIETARY

Note:	i. [*]

ii. [*].

3.	Engine Warranty.

[*].

P.A. No. 3075	EE1 - 4 BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Supplemental Exhibit SLP1 to Purchase Agreement Number 3075

P.A. No. 3075	SLP1
BOEING PROPRIETARY

COVERED SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787 AIRCRAFT

This is the listing of Covered Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3075.

1.	[*].

(a)	[*].

(b)	[*].

(c)	[*].

(d)	[*].

(e)	[*].

(f)	[*].

(g)	[*].

(h)	[*].

(i)	[*].

(j)	[*].

(k)	[*].

(l)	[*].

(m)	[*].

P.A. No. 3075	SLP1-1 BOEING PROPRIETARY

2.	[*].

(a)	[*].

(b)	[*].

(c)	[*].

(d)	[*].

(e)	[*].

(f)	[*].

(g)	[*].

(h)	[*].

(i)	[*].

(j)	[*]

P.A. No. 3075	SLP1-2 BOEING PROPRIETARY

3.	[*].

(a)	[*].

(b)	[*].

(c)	[*].

(d)	[*].

(e)	[*].

(f)	[*].

(g)	[*].

4.	[*].

(a)	[*].

(b)	[*]

(c)	[*].

(d)	[*].

(e)	[*].

(f)	[*].

5.	[*].

(a)	[*].

(b)	[*].

(c)	[*].

(d)	[*].

P.A. No. 3075	SLP1-3 BOEING PROPRIETARY

6.	[*].

(a)	[*].

(b)	[*].

(c)	[*]

(d)	[*].

(e)	[*].

(f)	[*].

(g)	[*].

(h)	[*]

(i)	[*].

7.	[*].

(a)	[*].

(b)	[*].

(c)	[*].

(d)	[*].

(e)	[*].

(f)	[*].

NOTE: The Service Life Policy does not cover standard parts, such as, any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

P.A. No. 3075	SLP1-4 BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-01

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Model 787 Open Configuration Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s Model 787-8 Aircraft has been defined by Boeing Model 787 Aircraft Description and Selections Document Number 787B1-0227 Revision H dated August 8, 2006, which reflects the Boeing baseline Model 787-8 LOPA YS6308B as described in Article 1, Table 1 and Exhibit A of the Purchase Agreement. Given the developing design of the Model 787 aircraft and the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft no later than [*], using the then current Model 787 Aircraft Description and Selections Document (Final Configuration).

P.A. No. 3075

Open Configuration Matters

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

3075-01    Page 2

2. Amendment of the Purchase Agreement. Within [*] days following Final Configuration pursuant to Article 1.2, above, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1 Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the [*] pursuant to Article 1.2, above ([*]);

2.2 Incorporation into Exhibit A of the Purchase Agreement of those Customer Selections which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.3 Revisions to the [*].

2.4 Changes to the Optional Features Price, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for (i) the difference, if any, between the [*].

3. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1 [*].

3.2 [*].

Aerovias del Continente Americano S.A. AVIANCA

3075-01    Page 3

3.3 [*].

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

Attachment A to Open Configuration Matters

Letter Agreement No. 3075-01

787-8

[*]

ALL PRICES QUOTED IN [*]		BASELINE SPEC 274 PAX B870292, AD&S Rev H

		QUANTITY		PRICE		TOTAL
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL

1) [*].

2) [*].

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-02

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Spare Parts Commitments

Reference:	a) Purchase Agreement No. 3133 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

b) Customer Services General Terms Agreement No. AVI (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into of the date set forth below, and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer’s purchase of the Aircraft, the commitments described in this Letter Agreement will continue for as long as Customer owns or operates the Aircraft.

1. Definitions.

1.1 “Customer’s Demand Date” means the delivery date specified by Customer in its Order to Boeing for a Spare Part.

1.2 “Customer Hold Time” means the period of time between the date on which Boeing requests a decision, information or act from Customer and the date Customer provides such decision or information or performs such act. This includes, but is not limited to time expended [*], (ii) [*], (iii) [*], (iv) [*], and (v) [*].

P.A. No. 3075

Spare Parts Commitments

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

3075-02    Page 2

1.3 “Beyond Economic Repair” or “BER” is the term applied to a part whose repair or overhaul will exceed [*]% of Boeing’s then current price for a new such replacement part.

1.4 “Excusable Delay” for the purposes of this Letter Agreement means “Excusable Delay” as defined in the CSGTA.

1.5 “Order Date” means the date on which an Order is established in accordance with the provisions of the CSGTA.

1.6 “Shelf Stock Part” means at any time a Spares Prone Part that has been ordered [*] or more times from Boeing within the most recent consecutive [*] month period.

1.7 “Spares Prone Part” means a Boeing Spare Part that is identified and recommended by Boeing in its provisioning data as a part that for the life of the aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units due to, failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration, or temperature.

2. Delivery Commitment for New Spare Parts.

2.1 Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below, Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Customer’s initial provisioning for an aircraft or (ii) kits; provided that such Boeing Spare Parts are Ordered after either [*], or the execution of this Letter Agreement, whichever is later, and are in continuous production for an aircraft model in production on the Order Date.

2.1.1 A Shelf Stock Part will ship either (i) in not more than [*] calendar days from its Order Date, or (ii) prior to Customer’s Demand Date, whichever is later.

2.1.2 A Spares Prone Part that is not a Shelf Stock Part will ship either (i) in not more than [*] calendar days from its Order Date, or (ii) prior to Customer’s Demand Date, whichever is later.

2.2 For Boeing Spare Parts not in continuous production on the Order Date, Boeing will expend commercially reasonable efforts to meet Customer’s Demand Date.

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3. Remedies Regarding Delivery.

3.1 If Boeing anticipates it will be unable to ship a Boeing Spare Part within the applicable commitment time described in Article 2.1, Boeing will use commercially reasonable efforts to take one or more of the following actions:

3.1.1 [*]; or

3.1.2 [*]; or

3.1.3 [*].

3.2 If as a result of an action described in Article 3.1, Boeing provides to Customer the applicable Boeing Spare Part within the commitment period described in Article 2.1 or provides [*] in accordance with Article 3.1.3, and, in either case, thereafter completes the Order as soon as such Boeing Spare Part is available for shipment, Boeing shall be deemed to have satisfied the commitments described in Article 2.1.

3.3 Subject to the limitations described in Article 3.4, if Boeing in the exercise of its commercially reasonable efforts is unable to satisfy the requirements of Article 2.1 through one or more of the actions described in Article 3.1, Boeing will provide [*] to the Customer [*] of Boeing’s then current list price of the Boeing Spare Part for each calendar day the delivery of such Boeing Spare Part is delayed, but not to exceed Boeing’s then current list price for such Boeing Spare Part.

3.4 The provisions of Article 3.3 will not apply to delay in delivery which is due to (i) the failure of Customer’s carrier to take possession of the Boeing Spare Parts, or (ii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to Excusable Delay.

3.5 The remedies described in this Article 3 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Articles 2.1 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements.

4. [*].

[*]

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5. [*].

5.1 [*].

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5.2. [*]

5.3 [*]

6. Processing Time Commitment for Spare Prone Parts Returned for Repair or Overhaul.

6.1 The processing time commitments in this Article 6 are for any Spares Prone Part which (i) [*] (ii) [*], (iii) [*], and (iv) [*]. A Spares Prone Part meeting the criteria defined in this Article 6.1 shall be called a “Qualifying In-Production Spares Prone Part.”

6.2 [*]

6.3 [*].

6.4 [*].

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7. Remedies Regarding Processing Time.

7.1 If Boeing anticipates it will be unable to meet the processing time commitments established in Article 6.2, Boeing will use commercially reasonable efforts to take one or more of the following actions:

7.1.1 [*]

7.1.2 [*]

7.1.3 [*].

7.2 If as a result of an action described in Article 7.1, Boeing provides to Customer a [*] within the commitment periods described in Article 6.2, or provides [*] in accordance with Article 7.1.3, and in either case, thereafter completes the applicable contract as soon as such [*] is available for shipment, Boeing will be deemed to have satisfied the commitments described in Article 6.2.

7.3 Subject to the limitations described in Article 7.4, if Boeing in the exercise of its [*] is unable to satisfy the requirements of Article 6.2 through one or more of the actions described in Article 7.1, Boeing will provide a [*] to the Customer [*].

7.4 The provisions of Article 7.3 will not apply to delay in delivery which is due to (i) Customer Hold Time, (ii) the failure of Customer’s carrier to take possession of the applicable Qualifying In-Production Spares Prone Part, or (iii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to Excusable Delay.

7.5 The remedies provided in this Article 7 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Article 6.2 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements.

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8. Substitution for Obsolete Spare Parts.

After delivery of the first Aircraft, if any unused and undamaged Spare Part purchased by Customer from Boeing for the Aircraft, or other aircraft in Customer’s fleet of the same model type, is rendered obsolete and unusable due to a Boeing initiated change that results in a redesign of the Aircraft or any accessory, equipment or part thereof, (other than a redesign at Customer’s request), Boeing will [*].

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: 03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Spare Parts Commitments

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-03

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject: Spare Parts Initial Provisioning

Reference:	a)	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

	b)	Customer Services General Terms Agreement No. AVI (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

“Provisioning Data” means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

“Provisioning Items” means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), quick engine change (QEC) kits, engines and engine parts.

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“Provisioning Products Guide” means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2.	Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about [*] months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting]as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than [*], the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about [*] days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately [*] following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data.

Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

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3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be [*] to Customer in the Provisioning Data.

3.2.2 Supplier Spare Parts. Boeing will provide [*] in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, QEC kits, or engine spare parts will be [*] of the supplier’s list price for such items.

3.3 Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

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5.	Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer [*].

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts [*] pursuant to this Article 5 will be delivered to Boeing [*].

6.	Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing [*] year after delivery of the first Aircraft , and ending [*] years after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were [*].

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) [*].

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6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within [*] business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not believed by Boeing to be eligible for return. Boeing’s MRA, [*], will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be [*].

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

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7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, [*].

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9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Spare Parts Initial Provisioning

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-04

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 787-9 aircraft (Substitute Aircraft) in place of any of the Aircraft, subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(a) no later than the first day of the month that is [*] months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

(b) no later than the first day of the month that is [*] months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

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2.	Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

[*]

3.	Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within [*] days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.	Price and Advance Payments.

The Airframe Base Price, Optional Features Prices, Engine Price and Aircraft Basic Price will be adjusted to Boeing’s and the engine manufacturer’s [*] prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing’s and the engine manufacturer’s [*] provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described in this agreement.

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5.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*].

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-05

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: [*] and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

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Further, Boeing agrees to reimburse Customer for any [*].

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing’s facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will [*]. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing’s facilities in Seattle, Washington, [*].

To be reimbursed for [*], Customer shall submit a written itemized statement describing any [*] incurred by Customer for each discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Demonstration Flight Waiver

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-6

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Aircraft Schedule Reliability Program

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.0	Definition of Terms:

1.1 “Achieved Mechanical Schedule Reliability” shall mean a number calculated pursuant to the following formula:

[*]

[*]

1.2 “Analysis Period” shall mean any [*].

1.3 “Average Flight Length” shall mean the [*].

1.4 “Chargeable Schedule Interruption” or “Interruption” shall mean a [*]

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Aircraft, or any system, accessory, equipment or part (including engines) installed thereon.

1.5 “Covered Aircraft” shall mean those Aircraft operated by Customer on Customer’s routes during the Program Term.

1.6 “Program” shall mean the rights and obligations defined in this Letter Agreement.

1.7 “Program Term” shall mean the [*] commencing on the delivery date of the first Covered Aircraft.

1.8 “Scheduled Revenue Departure” shall mean any departure of a Covered Aircraft [*].

2.	Program Description.

Mechanical Schedule Reliability targets for the Covered Aircraft (Mechanical Schedule Reliability Target(s)) during the Program Term are as follows:

Program Term	Mechanical Schedule Reliability Target
[*]	[*]
[*]	[*]
[*]	[*]

These Mechanical Schedule Reliability Targets are based on an average flight length of [*] for Covered Aircraft in revenue service operations. The Mechanical Schedule Reliability Targets are subject to change based on changes in the Customer’s actual Average Flight Length and other factors under Customer’s control.

3.	Remedial Action.

3.1 Following the [*] of Scheduled Revenue Departures, if Customer notifies Boeing that the Achieved Mechanical Schedule Reliability for the Analysis Period is more than 0.40 percentage point below the Mechanical Schedule Reliability Target (Agreed Threshold Value) for such Analysis Period, Boeing will:

3.1.1 [*];

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3.1.2 [*];

3.1.3 [*];

3.1.4 [*];

3.1.5 [*]

3.1.6 [*].

3.2 With respect only to the [*] of Program Term, if Customer notifies Boeing that the Achieved Mechanical Schedule Reliability for that [*] is below the Agreed Threshold Value for such [*], Boeing shall provide its [*] to Customer [*] subject to the following conditions:

3.2.1 [*];

3.2.2. [*]

3.2.3 [*].

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4.	Interruption Exclusions.

An Interruption does not include any delayed departure, cancellation, air turn back, or diversion of any scheduled revenue flight of any Covered Aircraft which is caused by any of the following events:

(i)	[*]

(ii)	[*]

(iii)	[*]

(iv)	[*]

(v)	[*]

(vi)	[*]

(vii)	[*]

(viii)	[*]

(ix)	[*]

(x)	[*]

(xi)	[*]

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[*].

5.	Administrative Requirements.

5.1 Customer will provide status reports every month (Reporting Period).

5.2 The Customer’s status reports shall include the data required to calculate the Achieved Mechanical Schedule Reliability for each month of the Reporting Period using the formulas described in Section 1.0, above, and a list of the Chargeable Schedule Interruptions for the Reporting Period. Customer shall submit such data to Boeing electronically in accordance with the provisions of Boeing Document D6-81692.

All data submitted pursuant to Subsection 5.2 will be addressed to the attention of:

MANAGER – IN-SERVICE DATA GROUP

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

5.3 Customer claim reports will include the data described in Subsection 5.2 above and sufficient data to substantiate any claimed Chargeable Schedule Interruption. Customer will submit to Boeing reasonable proof that any claimed Chargeable Schedule Interruption does in fact constitute a Chargeable Schedule Interruption. In addition, Customer will maintain and submit to Boeing such data as may reasonably be required to:

(i) [*],

(ii) [*]

(iii) [*].

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5.4 Failure to file the status reports or provide the information as specified in Subsections 5.1 through 5.3, above, will constitute an acknowledgment by Customer that the Achieved Mechanical Schedule Reliability is equal to or greater than the Agreed Threshold Value for such Analysis Period, and Boeing will not be obligated to provide any of the remedies arising under this Program for such Analysis Period.

5.5 All reports submitted to Boeing will be addressed to the attention of:

Director - Warranty & Supplier Product Support

Boeing Commercial Airplanes

P.0. Box 3707

Seattle, Washington 98124-2207

6.	Conditions and Limitations.

6.1 If, to improve Schedule Reliability, Boeing or any Boeing supplier issues service bulletins, service letters or other written instructions (Instructions) or offers no-charge retrofit kits, Customer will accomplish such Instructions or install such kits within a period of [*] days after availability of such Instructions or kits at Customer’s facility or such longer period as may be established by mutual agreement of the parties. If Customer does not accomplish the Instructions or install the kits within such time period, [*]

6.2 Boeing may inspect at all reasonable times Customer’s maintenance facilities and review its maintenance programs and procedures. If Boeing recommends in writing [*] changes in Customer’s maintenance programs and procedures which would improve the Achieved Mechanical Schedule Reliability and Customer does not effect such changes within [*] days after receiving such written recommendations or such longer period as may be established by mutual agreement of the parties, Boeing will have the right to [*].

6.3 If, for any Analysis Period, the actual Average Flight Length or other factors affecting Schedule Reliability of the Covered Aircraft [*].

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6.4 At Boeing’s request, Customer will assign to Boeing any of Customer’s rights against any manufacturer of any system, equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any remedy provided by Boeing hereunder.

6.5 THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Exhibit C of the AGTA apply to this Program.

7.	Duplication of Benefits

Nothing in this Letter Agreement shall require Boeing or the Engine Manufacturer to provide duplicate remedies to Customer under this Letter Agreement or any other agreements between Boeing and Customer or between the Engine Manufacturer and Customer.

8.	Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement is in substitution for all other damages and remedies recoverable by Customer from Boeing and shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligation and liabilities to Customer arising out of failure of the Achieved Mechanical Schedule Reliability to equal or exceed the Agreed Threshhold Value. Customer hereby waives and releases all other rights, remedies, claims and causes of action against Boeing relating to the failure of Boeing to perform such commitments.

9.	Confidential Treatment.

Certain commercial and financial information contained in this Letter Agreement, or provided in accordance with its terms, is considered as confidential. Each party agrees that it will treat this Letter Agreement and the information contained herein, and any information provided in accordance with its terms, as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein, and any information provided in accordance with its terms, to any other person or entity. [*]

P.A. No. 3075

Schedule Reliability

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

3075-06    Page 8

[*]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Schedule Reliability

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3075-07

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Flight Crew Training Spare Parts Support

Reference:	Purchase Agreement No. 3075 (the Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This Letter Agreement is entered into on the date below, and amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement.

Definition of Terms:

Flight Crew Training: Flight training conducted by Boeing and occurring immediately following delivery of the Aircraft.

Removed Parts: Parts removed from an Aircraft during Flight Crew Training.

Replacement Parts: Parts taken from Boeing inventory and installed in an Aircraft because no Standby Parts are available.

Standby Parts: Parts which are owned by Customer and located at Customer’s designated storage area at Boeing to support Flight Crew Training.

Training Aircraft: The Aircraft delivered to Customer and used for Flight Crew Training.

1.	Provisioning of Spare Parts

To support Flight Crew Training, Boeing agrees to provide normal line maintenance and expendable spare parts at no charge on the Training Aircraft; and, Customer agrees to provide Standby Parts for the Training Aircraft. The Standby Parts list, including part numbers, exact quantities and on-dock dates, will be established during the provisioning meeting.

P.A. No. 3075

Spares Flight Crew Training

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0895    Page 2

If parts other than those discussed above fail on the Training Aircraft during Flight Crew Training, Boeing will attempt to provide Replacement Parts for those failed parts. If Boeing is unable to provide Replacement Parts, Customer will be responsible for providing those parts.

2.	Disposition of Removed Parts

With respect to Removed Parts, Boeing may:

(i)	[*];

(ii)	[*]

(iii)	[*]

Any Removed Parts returned to Customer, or replacements, will be accomplished in accordance with any written instructions from Customer received by Boeing prior to such return.

3.	Redelivery of Standby Parts

Standby Parts not installed in the Training Aircraft will be redelivered to Customer on board the last aircraft used for Flight Crew Training.

4.	Non-performance by Customer

If Customer’s non-performance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Customer will be deemed to have agreed to any such delay in Flight Crew Training. In addition, Boeing will have the right to:

(i)	[*]

(ii)	[*]

(iii)	[*]

P.A. No. 3075	Rev.: 01/08/04

AD Cost [*]

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0895    Page 3

5.	Customer Warranty

Customer warrants that the Standby Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing’s receiving inspection and functional test, and if not in a new condition, will have an attached FAA Serviceable Parts Tag.

6.	Title and Risk of Loss

Title to and risk of loss of any Standby Parts or Removed Parts will remain with Customer. Boeing will have only such liability for Standby Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Customer at the time such part is installed on the Training Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075	Rev.: 01/08/04

AD Cost [*]

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-DME-0895

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Airworthiness Directive Cost Participation Program

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. It grants to Customer an Airworthiness Directive Cost Participation Program described herein (the Program). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Scope.

This Program applies to any Boeing Product installed in the Aircraft, or [*] at the time of Aircraft delivery that is modified or replaced with Boeing-designed corrective materials to comply with terminating actions specified in FAA Airworthiness Directives when the defects are of the type covered by the material and workmanship or design warranties set forth in Part 2 of Exhibit C, Product Assurance Document, of the AGTA [*]

2.	Term.

The term of the Program for Boeing Products installed on the Aircraft at the time of delivery is [*] consecutive years after delivery of such Aircraft. [*]

P.A. No. 3075

AD Cost [*]

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0895    Page 2

3.	Price.

If any corrective materials are required as described under paragraph 1 above during the term of this Program, Boeing will promptly furnish such materials to Customer (including Boeing-designed standard parts but excluding industry standard parts such as MS and NAS standards) at a price determined in accordance with the following formula:

[*]

4.	General Conditions and Limitations.

4.1 Customer’s written notice of claim under this Program must be received by Boeing’s Warranties Regional Manager within [*] from the date of issuance of any applicable Airworthiness Directive.

4.2 THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Part 2 of Exhibit C of the AGTA apply to this Program.

5.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*]

P.A. No. 3075

AD Cost [*]

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0895    Page 3

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

AD Cost [*]

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-DME-0896

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Aircraft Performance Guarantees – Genx-1B64 and Trent 1000-A Engines

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

These performance guarantees were prepared using methodology and tolerances that are similar to those used for performance guarantees for all 787-8 customers.

Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*]

P.A. No. 3075

Genx & Trent Performance Guarantees

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0896 Page 2

[*]

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

Attachment

P.A. No. 3075

GEnx and Trent Performance Guarantees

Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

MODEL 787-8 PERFORMANCE GUARANTEES

FOR AEROVIAS NACIONALES DE COLOMBIA S.A. AVIANCA

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY	2

2	FLIGHT PERFORMANCE	2

3	[*]	21

4	[*]	21

5	AIRCRAFT CONFIGURATION	21

6	GUARANTEE CONDITIONS	22

7	GUARANTEE COMPLIANCE	24

8	EXCLUSIVE GUARANTEES	25

P.A. No. 3075	SS06-0154
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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of [*] kilograms, a maximum landing weight of [*] kilograms, and a maximum zero fuel weight of [*] kilograms, and equipped with Boeing furnished GEnx-1B64 engines unless otherwise specified as GEnx-1B67 engines.

2	FLIGHT PERFORMANCE

2.1	[*]

2.1.1	[*], shall not be

less than the following guarantee value:

NOMINAL:	[*] Kilograms
TOLERANCE:	[*] Kilograms
GUARANTEE:	[*] Kilograms

Conditions:

[*]

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1	[*]	[*]

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Trent 1000-A Engines

2.1.2	[*] shall not be less than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

Conditions:

[*]

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[*]	[*]

2.1.3 [*] shall not be less than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

Conditions:

[*]

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Trent 1000-A Engines

[*]

2.1.4 [*] shall not be less than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

Conditions:

[*]

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[*]	[*]
2.	[*]	[*]

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Trent 1000-A Engines

2.1.5 [*] shall not be less than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: -[*] Kilograms

GUARANTEE: [*] Kilograms

Conditions:

[*]

2.2 [*]

[*] shall not be less than the following guarantee value:

NOMINAL: [*] Feet

TOLERANCE: [*] Feet

GUARANTEE: [*] Feet

2.3 Altitude Capability

[*] shall not be less than the following guarantee value:

NOMINAL: [*] Feet

TOLERANCE: [*] Feet

GUARANTEE: [*] Feet

P.A. No. 3075	SS06-0154
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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

Conditions:

1) [*]

2) [*]

3) [*]

2.4 Cruise Range

The still air range at an initial cruise altitude of [*] feet on an [*] day at [*] Mach number, starting at a gross weight of [*] kilograms and consuming [*] kilograms of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL: [*] Nautical Miles

TOLERANCE: [*] Nautical Miles

GUARANTEE: [*] Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of [*] feet altitude may be used when beneficial to minimize fuel burn.

2.5 Mission

2.5.1 Mission Payload

The payload for a stage length of [*] nautical miles in still air (equivalent to a distance of [*] nautical miles with a [*] wind, representative of a [*] route in [*]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL: [*]0 Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
	1. [*]	[*]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

Climb:	[*]

P.A. No. 3075	SS06-0154
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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

[*]

Cruise: [*]

Descent: [*]

Approach and Landing Maneuver:

[*]

P.A. No. 3075	SS06-0154
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No. 6-1162-DME-0896

Trent 1000-A Engines

Fixed Allowances:

For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

[*]

Takeoff and Climbout Maneuver:

[*]

Approach and Landing Maneuver:

[*]

Taxi-In (shall be consumed from the reserve fuel):

[*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*] percent of the flight time required to fly from the redispatch point

(representative of a Lisbon redispatch point) to the final destination airport, starting at the end of mission cruise at an LRC Mach number, b) a missed approach and flight to a [*] nautical mile alternate, c) and a minimum landing fuel of [*] kilograms.

P.A. No. 3075	SS06-0154
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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

2.5.2 Mission Payload – With 1000 [*] Engines

The payload for a stage length of [*] nautical miles in still air (equivalent to a distance of [*] nautical miles with a [*], representative of a [*]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*] The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	[*]	[*]

P.A. No. 3075	SS06-0154
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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

Climb:	[*] [*]

Cruise:	[*]

P.A. No. 3075	SS06-0154
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No. 6-1162-DME-0896

Trent 1000-A Engines

Descent:	[*]

Approach and Landing Maneuver:	[*]

Fixed Allowances:

For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

[*]

Takeoff and Climbout Maneuver:

[*]

Approach and Landing Maneuver:

[*]

Taxi-In (shall be consumed from the reserve fuel):

[*]

Usable reserve fuel remaining upon completion of the

approach and landing maneuver: [*]

P.A. No. 3075	SS06-0154
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No. 6-1162-DME-0896

Trent 1000-A Engines

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*] percent of the flight time required to fly from the redispatch point (representative of a Lisbon redispatch point) to the final destination airport, starting at the end of mission cruise at an LRC Mach number, b) a missed approach and flight to a [*] nFautical mile alternate, c) and a minimum landing fuel of [*] kilograms.

2.5.3 Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in [*] (representative of a route with a [*] hour flight time from [*]) with a zero fuel weight of [*] kilograms, using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*]

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No. 6-1162-DME-0896

Trent 1000-A Engines

[*]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1. [*]
Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

Climb:	[*]

Cruise:	[*]

P.A. No. 3075	SS06-0154
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Trent 1000-A Engines

[*]

Descent:	[*]

Approach and Landing Maneuver:	[*]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*]

Takeoff and Climbout Maneuver: [*]

Approach and Landing Maneuver: [*]

Taxi-In (shall be consumed from the reserve fuel): [*]

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No. 6-1162-DME-0896

Trent 1000-A Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*] percent of the flight time from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [*] nautical mile alternate, c) and a minimum landing fuel of [*] kilograms.

2.5.4 Mission Block Fuel

The block fuel for a stage length of 2,050 nautical miles in still air (representative of a route with a 4.4 hour flight time from a sea level airport) with a zero fuel weight of 154,221 kilograms, using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL: [*] Kilograms

TOLERANCE: [*] Kilograms

GUARANTEE: [*] Kilograms

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

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No. 6-1162-DME-0896

Trent 1000-A Engines

Climbout Maneuver:	[*]

Climb:	[*]

Cruise:	[*]

Descent:	[*]

P.A. No. 3075	SS06-0154
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Trent 1000-A Engines

[*]

Approach and Landing Maneuver:	[*]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances: Taxi-Out: [*]

Takeoff and Climbout Maneuver: [*] [*]

Approach and Landing Maneuver: [*]

Taxi-In (shall be consumed from the reserve fuel): [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*]

For information purposes, the reserve fuel is based on

a standard day temperature and a) a contingency fuel

allowance equivalent to [*] percent of the flight time

from takeoff through the completion of the approach

and landing maneuver at the destination airport, b) a

missed approach and flight to a [*] nautical mile

alternate, c) and a minimum landing fuel of [*]

kilograms.

2.5.5 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.5.6 is the basis for the mission guarantees of Paragraphs 2.5.1, 2.5.2, 2.5.3 and 2.5.4.

P.A. No. 3075	SS06-0154
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Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

2.5.6 Weight Summary - AVIANCA

Kilograms
Standard Model Baseline MEW 787 Airplane Description and Selections, 787B1-0227 Rev G, Dated 15 May 2006 [*]	[*]

Changes for AVIANCA* [*]

AVIANCA Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.5.7)	[*]

AVIANCA Operational Empty Weight (OEW)	[*]

	Quantity	Kilograms	Kilograms
Seat Weight Included*			[*]
Business Class [*]	[*]
Economy Class [*]	[*]
Economy Class [*]	[*]

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Trent 1000-A Engines

2.5.7 Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms
Standard Items Allowance [*]
[*]

Operational Items Allowance			[*]
[*]

Total Standard and Operational Items Allowance				[*]

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3	[*]

[*]

4	[*]

4.1	[*]

[*]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the 787 Airplane Description and Selections Document, 787B1-0227 Rev G, dated May 15, 2006 and paragraphs 2.5.6 and 2.5.7 above to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

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Trent 1000-A Engines

5.2	The guarantee payloads of Paragraphs 2.5.1 and 2.5.2 will be adjusted by Boeing for the effect of the following on OEW and the [*] guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	[*]

P.A. No. 3075	SS06-0154
AERO-B-BBA4-M06-0269A

Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

6.5	[*]

6.6	[*]

6.7	[*]

6.8	[*]

6.9	[*]

6.10	[*]

P.A. No. 3075	SS06-0154
AERO-B-BBA4-M06-0269A

Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	[*]

7.3	[*]

7.4	[*]

7.5	The OEW used for compliance with the mission payload guarantees of Paragraphs 2.5.1 and 2.5.2 shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	[*]

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	[*]

P.A. No. 3075	SS06-0154
AERO-B-BBA4-M06-0269A

Attachment to Letter Agreement

No. 6-1162-DME-0896

Trent 1000-A Engines

7.9	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3075	SS06-0154
AERO-B-BBA4-M06-0269A

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-DME-0899

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Performance Retention Commitment – Trent1000 Engines

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 (the Aircraft)

This Letter Agreement is entered into on the date below and amends and supplements the AGTA and Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreement.

Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.

1.	Aircraft Commitment.

Boeing commits to Customer that, for all of the [*] Model 787-8 aircraft equipped with Trent 1000[*] engines delivered by Boeing to Customer in accordance with the delivery schedule set forth in Attachment C (Covered Aircraft), the Cumulative Fleet Average Fuel Mileage Deterioration of the Covered Aircraft (as defined in Attachment A), will not exceed [*] percent [*] within the Performance Retention Term defined in paragraph 2 (Aircraft Commitment).

If the Cumulative Fleet Average Fuel Mileage Deterioration of the Covered Aircraft is greater than the Cumulative Fleet Average Fuel Mileage Commitment set forth above, Customer’s remedies and Boeing’s obligations and liabilities therefore shall be as set forth in this Letter Agreement.

2.	Applicability and Performance Retention Term.

This Letter Agreement shall be applicable to the Covered Aircraft, including the engines installed on the Covered Aircraft, whether purchased from Boeing as installed engines or acquired from the engine manufacturer (Engine Manufacturer), as new spare engines for support of the Covered Aircraft during the performance deterioration term of this Letter Agreement.

P.A. No. 3075

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Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0899 page 2

[*]

The term of Boeing’s and Customer’s rights and obligations pursuant to this Letter Agreement shall commence on the date the first Covered Aircraft enters commercial service and shall expire [*] months after such date (Performance Retention Term).

3.	Conditions.

3.1 Operation and Maintenance.

Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals, Customer’s Maintenance Program, and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.2 Powerback.

[*]

3.3 Flight Cycle Utilization and Derate.

The parties agree that the Aircraft Commitment, as set forth in Paragraph 1 above, is based upon the following assumptions:

[*]

In the event Customer employs a Covered Aircraft during the Performance Retention Term of this Letter Agreement within the Customer’s system such that the operation is greater than the maximum assumed values or lower than the minimum assumed values then the parties agree to make adjustments to the Basic Data, defined in Paragraph 4 below, solely with respect to such Covered Aircraft, as a consequence of such usage.

4.	Determination of Fuel Mileage Deterioration.

For the purposes of this Letter Agreement, fuel mileage deterioration shall be determined on the basis of the [*] of the Covered Aircraft in accordance with Attachment A.

Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze and forward to Boeing [*] data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).

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6-1162-DME-0899 page 3

5.	Notice of Non-Compliance.

Following evaluation of the Basic Data by Customer, if Customer believes the Cumulative Fleet Average Fuel Mileage Deterioration is within [*] of the Aircraft Commitment, Customer shall give Boeing prompt written notice thereof.

6.	Election of Actions.

Upon Boeing’s receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed, the Aircraft Commitment and evaluation of the Basic Data indicates that the Aircraft Commitment shall not be met, Boeing and Customer, as appropriate, will take the following actions:

6.1 Data.

[*]

6.2 Surveys.

[*]

6.3 Weight.

[*]

6.4 Corrective Actions.

[*]

6.5 Improvement Parts and Engine Refurbishment.

[*]

7.	Payments.

[*]

7.1 Compensation.

[*]

7.2 Limitation on Credits for the Fuel Compensation

[*]

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7.3 Lifetime Limitation on Credits for the Fuel Compensation

[*]

7.4 [*]

7.5 [*]

8.	Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party, no such approval to be unreasonably withheld or delayed.

9.	Duplication of Benefits.

Boeing and Customer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Customer for the same event which results in Customer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Customer shall be entitled to elect to receive the benefit which is most favorable to Customer.

10.	Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement is in substitution for all other damages and remedies recoverable by Customer from Boeing and shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligation and liabilities to Customer arising out of failure of the Covered Aircraft to meet the Cumulative Fleet Average Fuel Mileage Commitment. Customer hereby waives and releases all other rights, remedies, claims and causes of action against Boeing relating to the failure of the Covered Aircraft to meet the Cumulative Fleet Average Fuel Mileage Commitment.

11.	Confidential Treatment.

Certain commercial and financial information contained in this Letter Agreement, or provided in accordance with its terms, is considered as confidential. Each party agrees that it will treat this Letter Agreement and the information contained herein, and any information provided in accordance with its terms, as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein, and any information provided in accordance with its terms, to any other person or entity. [*]

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6-1162-DME-0899 page 5

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO:

Date: 03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Performance Retention Guarantee - Trent

Attachment A to

Letter Agreement No. 6-1162-DME-0899

Determination of Cumulative Fleet Average Fuel Mileage Deterioration

[*]

7. Customer will report the results of this analysis for the immediately preceding calendar quarter to Boeing within [*] days of the end of each calendar quarter for the duration of the Performance Retention Term.

P.A. No. 3075

Attachment B to

Letter Agreement No. 6-1162-DME-0899

Cruise Fuel Mileage Performance Determination

Cruise performance data shall be obtained by using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. The following data will be obtained during each such data recording (Data Events):

[*]

[*]

Attachment C to

Letter Agreement No. 6-1162-DME-0899

Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
1	[*]
2	[*]
3	[*]
4	[*]
5	[*]
6	[*]
7	[*]

P.A. No. 3075

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-DME-0900

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Maintenance Cost Guarantee

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. (Avianca) (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement including without limitation all attachments and amendments hereto (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A. Customer has requested a program which will either demonstrate the projected maintenance costs for the Aircraft or, if such projected costs are not demonstrated, provide Customer specific remedies.

B. In response to Customer’s request Boeing offers the following maintenance cost protection program (Program) for estimating and validating the maintenance costs incurred by Customer in the operation of the Aircraft and providing specific remedies to Customer if maintenance costs for the Aircraft as defined in this Letter Agreement exceed specified values.

Agreement

1.0 Covered Aircraft.

The Program shall apply to each of the Aircraft operated by Customer on Customer’s routes during the Program Term (Covered Aircraft).

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2.0 Program Term.

The Program shall begin on the first day of the first calendar month that begins [*] first Covered Aircraft is delivered by Boeing to Customer, continue for [*] consecutive years thereafter (Program Term) and consist of [*] periods beginning on the date the Program Term commences (Reporting Period(s)).

3.0 Covered Maintenance.

The maintenance costs covered by the Program shall be the costs (as more fully defined herein) of labor performed and materials used in the airframe, airframe component and engine line maintenance of the Covered Aircraft where the maintenance is performed as part of a maintenance program approved by Customer’s regulatory authority (Covered Maintenance). [*]

[*]

4.0 Program Commitment.

The Cumulative Actual Maintenance Cost shall not exceed [*]% of the Cumulative Target Maintenance Cost as these terms are defined in this Article 4 (Program Commitment). If the performance of the Covered Aircraft does not comply with the Program Commitment (Noncompliance), Customer shall have the remedies specified in Article 8, below.

4.1 Cumulative Actual Maintenance Cost means the aggregate Actual Maintenance Cost of Covered Maintenance for all then-completed Reporting Periods divided by the Fleet Flight Hours for all such completed Reporting Periods.

4.2 Actual Maintenance Cost means the sum of (i) the Direct Material Cost, (ii) the Direct Labor Cost, (iii) the Subcontracted Maintenance Labor Cost, and (iv) the Subcontracted Maintenance Material Cost incurred by Customer during a Reporting Period for Covered Maintenance, where:

4.2.1 Direct Material Cost means the actual cost paid by Customer for materials required to perform the Covered Maintenance in a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement and exclusive of those costs and/or other charges as set forth in Article 9; and

4.2.2 Direct Labor Cost means the product of Direct Labor Hours and Labor Rate, where:

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Direct Labor Hours means the hours actually expended by Customer in performing the Covered Maintenance during a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work,

and

Labor Rate means the average direct hourly labor rate during such Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement exclusive of fringe benefits, premium time allowances, social charges and business taxes paid to Customer’s employees who actually perform the Covered Maintenance, and

4.2.3 Subcontracted Maintenance Labor Cost means the cost as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement incurred by Customer for labor for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

4.2.4 Subcontracted Maintenance Material Cost means the cost as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement incurred by Customer for materials for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

4.3 Fleet Flight Hours means the total airborne time (aircraft takeoff-to-touchdown) accumulated by all of the Covered Aircraft during a Reporting Period.

4.4 Fleet Landings means the total number of landings accumulated by all the Covered Aircraft during a Reporting Period.

4.5 Cumulative Target Maintenance Cost means the value calculated at the end of each completed Reporting Period by multiplying the Target Maintenance Cost for each completed Reporting Period by the Fleet Flight Hours reported by Customer for each such completed Reporting Period, adding the products together and dividing the sum by the total Fleet Flight Hours for all completed Reporting Periods.

4.6 Target Maintenance Cost means the sum of the target Direct Material Cost, target Direct Labor Cost, target Subcontracted Maintenance Labor Cost and target Subcontracted Maintenance Material Cost for a Reporting Period, determined or recalculated by Boeing as appropriate pursuant to the provisions of this Letter Agreement.

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5.0 Target Maintenance Cost.

5.1 The Target Maintenance Costs for the Covered Aircraft are those set forth in Attachment C to this Letter Agreement. Attachment A to this Letter Agreement sets forth the operational assumptions used by Boeing to establish the values specified in Attachment C.

5.2 Boeing will recalculate the Target Maintenance Costs in the circumstances and using the methodology provided in Attachment B and will report any recalculated Target Maintenance Costs to Customer in the form specified in Attachment F.

6.0 Reporting of Actual Maintenance Data.

6.1 Within [*] days after the last day of each Reporting Period Customer will complete and return to Boeing a report substantially in the form of Attachment D to provide to Boeing the data specified therein for that Reporting Period. Customer will report costs in U. S. Dollars.

6.2 Failure to provide the data specified in Article 6.1 to Boeing within the specified [*] day period shall result in the suspension of Boeing’s obligation to provide any of the remedies arising under this program for the affected Reporting Period until such time as Customer actually provides such reports.

6.3 Failure to provide the data specified in Article 6.1 to Boeing within the specified 120 day period shall suspend the Program. For the duration of the suspension Boeing shall have no further obligations to Customer [*] pursuant to the provisions of this Letter Agreement, and [*].

6.4 Subject to the provisions of Article 9.6 Customer may reinstate the Program [*]:

6.4.1 [*] reporting, and

6.4.2 [*].

6.5 [*]

7.0	Calculation of Actual Maintenance Costs and Compliance with the Program Commitment.

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7.1 Subject to the limitations described in Article 9, within 30 days after receiving Customer’s report pursuant to Article 6.0 for each Reporting Period, Boeing will use the data provided by the Customer in such report and the methodology in Attachment B to [*]

7.2 If the data determined pursuant to Article 7.1 indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Customer will, upon Boeing’s reasonable request, submit to Boeing or provide Boeing reasonable access to such sufficient information to [*]:

(a)	verify the data reported by Customer pursuant to Article 6.0, and

(b)	analyze the problems causing such Noncompliance and

(c)	develop, when required, appropriate corrective action.

7.3 If after completing the verification and analysis described in Article 7.2, the data indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Boeing will take corrective action as defined in Article 8.0. Throughout the period of such Noncompliance, Customer, upon request, will submit to Boeing such additional information as is necessary for Boeing to complete its analysis.

7.4 At Customer’s request Boeing will provide Customer sufficient information to verify the data described in Article 7.1 and 7.3 and the calculations used to produce that data.

8.0 Corrective Action.

8.1 If, for any Reporting Period, the Program Commitment is not met, and Boeing’s obligations are not suspended under Article 6.2, then:

8.1.1 [*] and

8.1.2. [*]

8.1.3 [*]

8.1.4. [*]

8.1.5 [*]

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8.2 At Boeing’s [*]request, Customer will assign to Boeing, any of Customer’s rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing [*] require to fulfill its obligations with respect to any corrective action provided by Boeing hereunder.

9.0	Conditions and Limitations.

9.1 If, with the intent of reducing the cost of Covered Maintenance, Boeing or any supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits, which, in each case, are reasonably expected to reduce Actual Maintenance Costs without adversely affecting Customer’s [*]

9.2 Customer will as promptly as practicable notify Boeing in writing of any variations in applicable maintenance cost accounting system or procedures which [*]

9.3 Upon reasonable notice to Customer, Boeing will have the right to audit all Actual Maintenance Cost Data reported by Customer during the Program Term, as well as the maintenance practices and procedures related thereto provided [*].

9.4 Upon reasonable notice to Customer, Boeing may inspect Customer’s maintenance facilities, programs and procedures provided that no such inspection shall interfere with Customer’s operations or maintenance. If Boeing recommends in writing reasonable changes to Customer’s or its subcontractors’ maintenance programs [*]

9.5 Actual Maintenance Cost will not include any of the following costs:

(a)	[*]

(b)	[*]

(c)	[*]

(d)	[*]

(e)	[*]

(f)	[*]

(g)	[*]

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(h)	[*]

(i)	[*]

(j)	[*]

(k)	[*]

(l)	[*]

(m)	[*]

9.6 [*]

9.7 [*]

10.0 Notice

10.1 All reports submitted to Boeing will be addressed to the attention of:

Director - BCA Warranty and Supplier Support Contracts

Boeing Commercial Airplanes

P.O. Box 3707 Mail Code 2L-46

Fax: 206-544-9171

Seattle, Washington 98124-2207

10.2 All reports submitted to Customer will be addressed to the attention of:

Aerovia del Continente Americano S.A. (Avianca)

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

11.0 Confidential Treatment.

Certain commercial and financial information contained in this Letter Agreement, or provided in accordance with its terms, is considered as confidential. Each party agrees that it will treat this Letter Agreement and the information contained herein, and any information provided in accordance with its terms, as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein, and any information provided in accordance with its terms, to any other person or entity. [*].

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12.0 [*].

[*]

13.0	Assignment Prohibited.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part without the prior written consent of Boeing.

14.0 DISCLAIMER, RELEASE AND EXCLUSION.

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October 2006

P.A. No. 3075

Maintenance Cost Guarantee

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0900    Page 9

AEROVIA DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Maintenance Cost Guarantee

BOEING PROPRIETARY

Attachment A to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 1

Attachment A: Covered Aircraft Operational Assumptions

	Labor Rates		Contract Percent
	In-House	Contract	Labor	Material
[*]

Annual Fleet Landings (Total for Year)	[*]
Annual Fleet Flight Hours (Total for Year)	[*]

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Attachment B to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 1

Attachment–B - Adjustments

Boeing will adjust as described in this Attachment B the Target Maintenance Costs reported in Attachment C and the Actual Maintenance Cost Data reported in Attachment D.

1.0 Currency Exchange Rate.

[*]

2.0 Escalation Indices.

2.1 Material Price Inflation.

[*]

2.2 Labor Price Inflation.

[*]

3.0 Reserved.

4.0 Reporting Period Adjustments.

[*]

5.0 Recalculation of Target Maintenance Cost.

5.1 Airframe Maintenance Performed by Others.

[*]

5.2 Average Flight Time.

[*]

5.2.1 [*]

5.2.2 [*]

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Attachment B to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 2

5.3 Method for Recalculating Target Maintenance Cost.

As permitted by paragraph 5.1 or 5.2 of this Attachment B, the Target Maintenance Cost for a Reporting Period will be recalculated using the following formulas and using the operational parameters provided by the Customer for such Reporting Period:

[*]

[*]

[*]

[*]

Where: AA, BB, CC and DD have the values reported for those elements on Attachment C to the Letter Agreement.

5.4 Covered Aircraft.

The Target Maintenance Cost is based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period to address any change to the average fleet age by using the methodology specified in paragraph 5.6, below.

5.5 Delivery Schedule.

The Target Maintenance Cost is based on the delivery schedule of Covered Aircraft as described in Table 1 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period and subsequent Reporting Periods to address any resulting changes to the average fleet age using the methodology specified in paragraph 5.6, below.

5.6 [*].

[*]

5.7 Covered Aircraft Configuration.

[*]

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Attachment B to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 3

Maturity Factors

Composite Airplanes

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Note: For all intermediate utilization and aircraft ages, interpolate between facors Maturity is defined as a maturity factor of one (1)

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Attachment C to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 1

Attachment C – Target Maintenance Cost for Covered Aircraft and Covered Aircraft Maintenance Baseline

Covered Aircraft Target Maintenance Costs

2005 USD
Reporting Period	Fleet Size	Average Fleet Age (FHs)	Target In-House Labor Cost ($ per FH)	+	Target In-House Material Cost ($ per FH)	+	Target Subcontracted Maintenance Labor Cost ($ per FH)	+	Target Subcontracted Maintenance Material Cost ($ per FH)	=	Projected Target Maintenance Cost ($ per FH)
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

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Attachment C to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 2

Covered Aircraft Maintenance Cost Baseline Values

	Material $ per FH	Material $ per Cycle	Labor Hours per FH	Labor Hours per Cycle
	AA	BB	CC	DD
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

	Labor Cost per FH	Material Cost per FH
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

P.A. No. 3075

Maintenance_Cost_Guarantee

BOEING PROPRIETARY

Attachment D to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 1

To:	Director - BCA Warranty and Supplier Support
Boeing Commercial Airplanes
P.O. Box 3707 Mail Stop 76-02
Fax: 206-544-9171
Seattle, Washington 98124-2207

Reference:	Letter Agreement No. 6-1162-DME-0900 to Purchase Agreement No. 3075
Airframe Maintenance Cost Protection Program

Subject:	Data reported pursuant to Article 6.0 of the referenced Letter Agreement.

Reporting Period No.

Beginning date                     ending date

Currency of the costs shown below:

Actual Maintenance Costs	Direct Labor Cost (total cost)	Direct Material Cost (total cost)	Subcontracted Maintenance Labor Costs (total cost)	Subcontracted Maintenance Material Costs (total cost)
Total

Note: The above labor costs have been calculated in accordance with Article 4.2. of the referenced Letter Agreement and are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work. The above material costs have been calculated in accordance with Article 4.2 of the referenced Letter Agreement and exclude all costs described in Article 9.0 therein.

[*]
[*]
[*]
[*]
[*]
[*]

The above labor rate has been calculated in accordance with Article 4.2 of the Letter Agreement and excludes, without limitation, all fringe benefits, premium time allowances, social charges and business taxes.

P.A. No. 3075

Maintenance_Cost_Guarantee

BOEING PROPRIETARY

Attachment D to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 2

All information in this report is the be treated as Confidential Information pursuant to Section      of the AGTA.

By	Date

Its

P.A. No. 3075

Maintenance_Cost_Guarantee

BOEING PROPRIETARY

Attachment E to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 1

To:	Aerovia del Continente Americano S.A. (Avianca)

Reference:	Letter Agreement No6-1162-DME-0900 to Purchase Agreement No. 3075
Airframe Maintenance Guarantee

Subject:	Data reported pursuant to Article 7.0 of the referenced Letter Agreement.

Reporting Period No.

Beginning date                     ending date

Actual Maintenance Costs as reported by Customer expressed in U.S. Dollars:

[*]	[*]	[*]	[*]	[*]

Total

Actual Maintenance Costs and Target Maintenance Costs as determined by Boeing expressed in U.S. dollars.

	Reporting Period 1	Reporting Period 2	Reporting Period 3	Reporting Period 4	Reporting Period 5
Year

[*]
[*]
[*]
[*]
[*]
[*]

[*]

[*]
[*]
[*]
[*]

[*]
[*]

[*]
[*]
[*]
Cumulative Average Target Maintenance Cost

P.A. No. 3075

Maintenance_Cost_Guarantee

BOEING PROPRIETARY

Attachment E to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 2

Very truly yours,

THE BOEING COMPANY

Reported by

Its

Date

P.A. No. 3075

Maintenance_Cost_Guarantee

BOEING PROPRIETARY

Attachment F to Aerovia del Continente Americano S.A. Avianca 6-1162-DME-0900	Page 1

Attachment F – Recalculated and Adjusted Target Maintenance Cost for Covered Aircraft

To:	Aerovia del Continente Americano S.A. (Avianca)

Reference:	Letter Agreement No. 6-1162-DME-0900 to Purchase Agreement No. 3075
Airframe Maintenance Cost Protection Program

Subject:	Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

Reporting Period	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
One			$	+	$	+			$	=
Two			$	+	$	+			$	=
Three			$	+	$	+			$	=
Four			$	+	$	+			$	=
Five			$	+	$	+			$	=

P.A. No. 3075

Maintenance_Cost_Guarantee

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

APPENDIX F

6-1162-DME-090I R2

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

1.	Advance Payment Schedule – Block 1-1 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-1 Aircraft in accordance with the reduced schedule below described, as applied to the original Aircraft delivery schedule advance payment base prices (see Attachment A, hereto), subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)

Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Total	[*]

P.A. No. 3075	SA-3

PROPRIETARY

Aerovias del Continente Americano S.A. Avianca 6-1162-DME-0901R2	Page 2

[*]

2.	Advance Payment Schedule – Block 1-2 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-2 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-2 Aircraft in accordance with the reduced schedule below [*]

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)

Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Total	[*]

[*]

P.A. No. 3075	SA-3

PROPRIETARY

Aerovias del Continente Americano S.A. Avianca 6-1162-DME-0901R2	Page 3

[*]

3.	Advance Payment Schedule – Block 1-3 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-3 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-3 Aircraft in accordance with the reduced schedule below [*]

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)

Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Total	[*]

[*]

4.	Deferral Chartes on Deferred Advance Payments:

[*]

[*]

P.A. No. 3075	SA-3

PROPRIETARY

Aerovias del Continente Americano S.A. Avianca 6-1162-DME-0901R2	Page 4

[*]

[*]

[*]

5.	[*]

[*]

[*]

6.	[*]

[*]

P.A. No. 3075	SA-3

PROPRIETARY

Aerovias del Continente Americano S.A. Avianca 6-1162-DME-0901R2	Page 5

[*]

7.	Confidential Treatment:

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [*]

P.A. No. 3075	SA-3

PROPRIETARY

Aerovias del Continente Americano S.A. Avianca 6-1162-DME-0901R2	Page 6

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below

Very truly yours,

THE BOEING COMPANY

By	/s/ Alan W. Smith
Alan W. Smith

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2012

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Elisa Murgas

Its	Legal Rep

P.A. No. 3075	SA-3

PROPRIETARY

Attachment A to Letter Agreement No. 6-1162-DME-0901R2 to Table 1-1

to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe ModeliNITOW:	787-8	[*]	Detail Specification:	787BI-4102-8 (7/9/2007)

Engine Model/Thrust:	TRENT[*]		Airframe Price BAR Year/Escalation Formula:	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Elise Year Index (EC1):	[*]

Aircraft Basic Price (ErcludIng BFE/SPE):		[*]	Base Year Index (CPO:	[*]

Royer Furnished Equipmen1(BFE) Estimate:		[*]	Engine Escalation Dahl:

Seller Purchased Kquipment (SPE) Estimate:		[*]	Rase Year hider (ECI):	[*]

		[*]	Hate Year Index (CPI):	[*]

Refundable Deposit/ Aircraft at Proposal Accept:		[*]

[*]	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*]	EVENISkii011 Estimate Adv Payload Base Price Per AlP	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Deliveirst
						[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	10

AVI		Page 1
	Boeing Proprietary	SA-3

Attachment B to Letter Agreement No. 6-1162-DME-0901R2

to Table 1-2 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe ModeIIMTOW:	787-8	[*]	Detail Specification:	787B1- 4102-B (7/9/2007)

Engine Model/Thrust:	TRENT [*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Eneine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]

			Base Year Index (CPI):	[*]

Refundable DeposIVAireraft at Proposal Accept:		[*]

[*]	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	2

AVI		Page 2
	Boeing Proprietary	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-DME-0902

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Promotional Support Agreement

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recital.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

Agreement.

1.	Definitions.

1.1 “Covered Aircraft” shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.2 “Promotional Support” shall mean marketing and promotion programs in support of the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.3 “Commitment Limit” shall have the meaning set forth in Article 2, below.

P.A. No. 3075

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0902    Page 2

1.4 “Performance Period” shall mean the period beginning [*] before and ending [*] after delivery of the first Covered Aircraft, with the exception that up to [*] of this Boeing commitment may be utilized by Customer as [*].

1.5 “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

2.	Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer in a value not to exceed [*] Dollars) for the first Covered Aircraft delivered to Customer and not to exceed $[*] Dollars) per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (Commitment Limit).

3.	Methods of Performance.

Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1 At Customer’s request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

3.2 Boeing will reimburse [*] percent ([*]%) of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [*] months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.

4.	Commencement Date.

Boeing’s obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party).

5.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

P.A. No. 3075	SA-3

Promotional Support Agreement

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

6-1162-DME-0902    Page 3

6.	Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*].

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075	SA-3

Promotional Support Agreement

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

APPENDIX G

6-1162-DME-0903R2

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AVIANCA (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Basic Purchase Rights

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-1 to the Purchase Agreement as of the date of execution ofthis Letter Agreement, Customer will have the right to purchase (Basic Purchase Right) ten (10) additional Boeing Model 787-8 aircraft on the terms and conditions described in this Letter Agreement (Basic Purchase Right Aircraft). [*].

1.1 Delivery.

The Basic Purchase Right Aircraft are offered subject to available position for delivery during the period 01 January 2016 through 31 December 2019, with delivery— of three (3) such Basic Purchase Right Aircraft to occur in each of the calendar years 2016 through 2018, and delivery of one (1) such Basic Purchase Right Aircraft to occur in calendar year 2019. [*]

[*]

1.2. Notice of Exercise and Payment of Deposit

Customer may exercise a Basic Purchase Right by giving written notice to Boeing (Notice of Exercise) of its desire to exercise such Basic Purchase Right not later than the first business day of the month that is [*] months prior to a requested delivery position. [*].

P.A. No. 3075

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0903R2

[*].

Customer will pay to Boeing by electronic transfer to the account specified below a deposit (Deposit) in the amount shown on Table 1-1 to the Purchase Agreement for each Basic Purchase Right Aircraft purchased pursuant to the Notice of Exercise. The deposit will be due and payable on the date of Customer’s acceptance of Boeing’s offered delivery position of a Basic Purchase Right Aircraft. The Deposit will be applied against the first advance payment due for each such Basic Purchase Right Aircraft.

[*]

P.A. No. 3075	SA 3

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0903R2

1.3. Configuration

1.3.1 Subject to the provisions of Article 1.3.2, below, the configuration for the Basic Purchase Right Aircraft will be the detail specification for model 787-8 aircraft at the revision level in effect at the time of the Notice of Exercise. Such detail specification will be revised to include (i) changes applicable to such detail specification that are developed by Boeing between the date of the Notice of Exercise and the signing of the definitive amendment to the Purchase Agreement providing for the purchase of the Basic Purchase Rights Aircraft. (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed by Boeing and Customer.

1.3.2 Boeing reserves the right to configure the Basic Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 1.3.1 [*].

1.4. Price

The Aircraft Price of each Basic Purchase Right Aircraft shall be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then-current prices at the time of signing of the definitive agreement (Then-current Prices), except that:

(i) [*]

(ii) [*].

Advance payments are required for each Basic Purchase Right Aircraft. The remainder of the Aircraft Price will be due at delivery of each Basic Purchase Right Aircraft. The methodology used to estimate the Advance Payment Base Prices will be that specified in the Purchase Agreement at the date of signing of this Letter Agreement, and the escalation indices used to estimate the Advance Payment Base Prices [*] the purchase of the [*] as such provisions are modified by any other letter agreement amending or supplementing the Purchase Agreement.

1.5. [*]

[*].

[*].

[*].

[*].

[*]

1.6. Definitive Purchase Agreement.

Following Customer’s decision to exercise a [*], or to exercise an [*], in accordance with the terms and conditions stated herein, the parties will, within [*] calendar days of such exercise (or. if applicable, within [*] days of Customer’s

P.A. No. 3075	SA 3

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0903R2

acceptance of an alternate delivery month), sign a definitive amendment to the Purchase Agreement providing for the purchase of such [*]. Such amendment will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

1.7. General Expiration of Rights.

Each Basic Purchase Right shall expire at the time of execution of the amendment to the Purchase Agreement providing for the purchase of the applicable [*], or, if no such amendment to the Purchase Agreement is executed. on 30 June ()leach of the calendar years 2015 through 2018 for any then unexercised [*] with respect to the first calendar year commencing after such date.

2.	[*]

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-3 to the Purchase Agreement as of the date of execution of Supplemental Agreement No. 3, Customer will have the right to purchase [*] Boeing Model 787-S aircraft on the terms and conditions described in this Letter Agreement ([*]). Customer’s right of substitution with respect to any Boeing Model 787-8 aircraft pursuant to the Purchase Agreement (or any other letter agreement amending and supplementing the Purchase Agreement) shall be applicable to each such [*].

P.A. No. 3075	SA 3

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0903R2

2.1 Delivery.

The [*] are offered subject to available position for delivery prior to 31 December 2019,

Boeing will provide Customer with [*] positions by [*]. At not less than [*].

2.2. Notice of Exercise and Payment of Deposit

Customer may exercise a Special Purchase Right under the same terms and conditions as described in Article 1.2 above for Basic Purchase Rights.

2.3, Configuration

With Customer’s exercise of a [*], the configuration will be determined under the [*].

2.4. Price

The Aircraft Price of each [*] shall be determined in accordance with the provisions of the Purchase Agreement using Boeing’s [*].

Advance payments are required for each [*]. The remainder of the Aircraft Price will be due at delivery of each [*]. The methodology to determine Advance Payment Base Prices and escalation will be based upon Boeing’s [*].

2.5 Definitive Purchase Agreement.

Following Customer’s decision to exercise a [*] in accordance with the terms and conditions stated herein. the parties will, within [*] calendar days of such exercise (or. if applicable, within [*] days of Customer’s acceptance of an alternate delivery month), sign a definitive amendment to

P.A. No. 3075	SA 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

the Purchase Agreement providing for the purchase of such [*]. Such amendment will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

2.6. General Expiration of Rights.

Each [*] shall expire at the time of execution of the amendment to the Purchase Agreement providing for the purchase of the applicable [*], or, if no such amendment to the Purchase Agreement is executed, on 30 June of 2018 for any then unexercised [*].

3.	Assignment.

The Purchase Rights described in this Letter Agreement are provided in consideration of Customer’s becoming the operator of each Purchase Right Aircraft, and cannot be assigned, in whole or in part. without the prior written consent of Boeing.

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein. will not, without the prior written consent of Boeing. disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [*]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

P.A. No. 3075	SA-3

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0903R2

6-1162-DM L-0903R2	Page 8

Very truly yours,

THE BOEING COMPANY

By:	/s/ Alan W. Smith
Alan W. Smith

Its	Attorney-In-Fact

ACCPETED AND AGREED TO this

Date:	Sept. 26, 2012

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Aerovias del Continente Americana S.A. AV1ANCA

By:	/s/ Elisa Murgas

Its

P.A. No. 3075	SA 3

BOEING PROPRIETARY

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

Attachment A to 6-1 162-DME-0903R2	Page 1

Record of Purchase Right Aircraft Exercised

Document Description	Effective Date	Basic Purchase Rights Remaining		Special Purchase Rights Remaining		Total Remaining Purchase Rights

PA-3075	03 October 2006	7		0		7

SA-1	28 March 2007	10		0		10

SA-2	21 November 2007	8		2		10

SA-3	2012		*		*		*

*	after the effect of exercise of the three (3) remaining Purchase Rights as a part of SA-3.

P.A. No. 3075	SA 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-DME-0904

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Special Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVANCA (Customer) relating to Model 787-859 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [*]

The [*] associated with the purchase of the model 787-8 Aircraft and purchase right model 787-8 aircraft will be [*] per Aircraft, [*].

Should Customer choose to exercise its substitution rights for a model 787-8 aircraft to become a model 787-9 aircraft, the associated [*] applicable to each such substitution model 787-9 aircraft will be [*] per Aircraft, [*]

Such [*] will be issued concurrently with the delivery of each of the Aircraft and/or [*], may be used toward the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

P.A. No. 3075 Special Matters

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0904 Page 2

2. [*]

A special [*] is offered to Customer, applicable to each of the model 787-8 Aircraft[*] per Aircraft, [*].

Should Customer choose to exercise its substitution rights for a model 787-8 aircraft to become a model 787-9 aircraft, the associated special Boeing goods & services credit memorandum applicable to each such substitution model 787-9 aircraft will be Two Million Seven Hundred Thousand Dollars ($2,700,000 in July 2005 $’s) per Aircraft, subject to escalation to the time of Aircraft delivery.

Such [*] will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s express consent, and may be used for the final delivery purchase payment, but not for advance payments.

3. [*]

Boeing recognizes that Customer has the opportunity to become the first South American airline to operate the model 787. Boeing offers to provide a special [*] , associated with the purchase of the reference proposed model 787-8 Aircraft, [*] per Aircraft, [*].

[*]

[*]

P.A. No. 3075

Special Matters

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0904 Page 3

4. [*]

[*]

[*].

[*].

5. [*]

[*]

6. [*]

As an accommodation to Customer for entering into the Purchase Agreement, Boeing agrees to allow Customer [*]:

•	[*];

•	[*];

•	[*];

•	[*];

•	[*].

P.A. No. 3075

Special Matters

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0904 Page 4

[*].

[*].

[*].

7. Assignment [*]

The [*] described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company, which will not be unreasonably withheld.

8. [*]

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*].

P.A. No. 3075

Special Matters

BOEING PROPRIETARY

Aerovias del Continente Americana S.A. AV1ANCA

6-1162-DME-0904 Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ Dennis Egge

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	03 October 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

Special Matters

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

APPENDIX H

6-1162-DME-0905R1

Aerovias del Continente Americana S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Escalation [*]

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Purchase Agreement as set forth below:

1.	Airframe Escalation - [*].

Boeing agrees that at the time of delivery of such Aircraft prior to [*], the Airframe Price Adjustment that is determined by Supplemental Exhibit AEI to the Purchase Agreement applicable to the Airframe and Optional Features will not exceed the escalation adjustment determined by using the escalation cap factor set forth in the Attachment A for an Aircraft delivering in the corresponding month and year. For example, in the event the [*] determined by Supplemental Exhibit AEI for a particular delivery month and year is [*].

P.A. No. 3075

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Aerovias del Continence Americano S.A. A VlANCA

6-1 I 62-DME-0905RI

2.	[*].

For deliveries occurring after [*] will be determined by using the Supplemental Exhibit AEI.

3.	Credit Memorandum Escalation.

Any credit memorandum provided for under the Purchase Agreement that is subject to escalation shall be escalated to the scheduled month of delivery of the Aircraft in accordance with the same escalation provisions applicable to the Aircraft.

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and. except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [*].

P.A. 3075	page 2

SA-3

BOEING PROPRIETARY

Aerovias del Continence Americano S.A. A VlANCA

6-1 I 62-DME-0905RI

Very truly yours,

THE BOIENG COMPANY

By	/s/ Alan W. Smith
Alan W. Smith

Its Attorney-in-Fact
ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2012

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BY:	/s/ Elisa Murgas

Its	Legal Rep

P.A. 3075	page 3

SA-3

BOEING PROPRIETARY

Aerovias del Continence Americano S.A. A VlANCA

6-1 I 62-DME-0905RI

Attachment A

[*]

Escalation Cap =	[*]
Base Date =	[*]

Date	Factor	Date	Factor
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

(Note: Validated on August 2, 2012)

Aerovias del Continence Americano S.A. A VlANCA

P.A. 3075	AVI

SA-3

[*] - Sample Calculation

Customer - AV1	| A/P Contract Delivery [*]

[*] Base Pnce Post	[*]
Contract Changes

Adjusted Airframe Price

[*]

Per Letter Agreement 6-1161-DME-0905R1 the [*] adjustments determined by using the escalation cap factor set forth in the Attachment A

[*]

Pa	=	[*]	P

Pa	=	[*]	[*]

Pa	=	[*]	[*]

Pa	=	[*]

Supplemental Exhibit AE1

Pa =	[*]	[*]	[*]	[*]	[*]	[*]

ECI =	[*]	[*]	[*]	[*]	[*]	[*]

ECI-R =	[*]	[*]	[*]	[*]	[*]	[*]

CPI =	[*]	[*]	[*]	[*]	[*]	[*]

Pa =	[*]	[*]	[*]	[*]	[*]	[*]

Pa =	[*]	[*]	[*]	[*]	[*]	[*]

Pa =	[*]	[*]	[*]	[*]	[*]	[*]

Pa =	[*]	[*]	[*]	[*]	[*]	[*]

	[*]			Escalation Factor (Rounded [*] places		[*]

Aerovias del Continence Americano S.A. A VlANCA

Attachment B to 6-1162 DME-0905RI

P.A. 3075	Page 2

SA-3

Summary
[*]	=	[*]
[*]	=	[*]
[*]	=	[*]
[*]	=	[*]

Average of [*] - the last available SIC indices reported by the BLS

“Boxed indices are fictitious values for the purposes of this example and are for illustrative purposes only. The monthly indices will be replaced with the BLS actual monthly ECI and CPI values for the [*] month prior to month of aircraft delivery, which in this example is [*] ECI and CPI are defined in Supplemental Exhibit AE1 to the Purchase Agreement.

This example also applies to any applicable escalating credit memorandum.

P.A. 3075	Page 3
SA-3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-DME-0906R1

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Customer Services Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The various [*] elements of Boeing Customer Support described below are provided as a financial accommodation in consideration of Buyer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

1. Block 1 Aircraft - Boeing/Alteon Maintenance & Flight Training

Boeing’s standard Training Point allocation for the direct purchase of seven (7) 787-8 Aircraft is documented in Article 1.1 of the Supplemental Exhibit CS-1 to this Purchase Agreement No. 3075 with the following language.

1.1 Customer is awarded [*] points (Training Points). At any time before [*] months after delivery of Customer’s last Aircraft (Training Program Period) Customer may [*] may identify at specified point values. At the end of the Training Program Period any unused Training Points will expire.

P.A. No. 3075	SA-2

PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1162--DME-0906RI	Page 2

1.2. In recognition of Customer’s additional training requirements, Boeing agrees to [*].

1.3 In the event Customer does go forward with the assignment of [*]Aircraft to Synergy Aerospace Inc., as described in Letter Agreement No. 6-1162- DME-0904, entitled Special Matters, then Boeing will provide Synergy Aerospace [*].

1.4 In the event the assignment of the [*] Aircraft to Synergy Aerospace Inc., as described in Letter Agreement No. 6-1162-DME-0904, entitled Special Matters does not occur, then customer will receive a basic [*] Training Points in lieu of the basic [*] Training Points described in paragraph 1.1 above, plus the additional [*] Special Training points described in paragraph 2 above, for a total entitlement of [*] points.

2. [*] Aircraft - Boeing/Alteon Maintenance & Flight Training Customer has taken the decision to exercise two (2) purchase right aircraft to become firmly contracted Aircraft. Customer is awarded [*] Training Points with respect to the additionally contracted two (2) Aircraft. Also, in recognition of Customer’s specific request to support its additional training requirements, Boeing agrees to [*] Training Points associated with these additional two (2) Aircraft.

3. Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*]

P.A. 3075	SA-2

PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1162--DME-0906RI	Page 3

Very truly yours,
THE BOIENG COMPANY

By	/s/ Dennis Egge

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	21 November, 2007

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BY:	[Illegible]

Its	Attorney-in-Fact

Attachment A

P.A. No. 3075	SA-2

PROPRIETARY

Aerovias del Continente Americano° S.A. AVIANCA

Attachment A to

Letter Agreement No. 6-1162-DME-0906R1

Customer:	Avianca

Total Firm	7

Aircraft:	[*]

Points Allocated: 787 Training Courses	Points Class		Class Requirement		Points Expended		Per Class Maximum		Total Students Trained

Flight
787 [*] Course	[*	]	[*	]	[*	]	[*	]	[*	]

Cabin Crew
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]

Maintenance
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]
787 [*]	[*	]	[*	]	[*	]	[*	]	[*	]

TOTAL POINTS					[*	]

POINTS REMAINING					[*	]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-DME-0907

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	AGTA Matters

Reference:

Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

Aircraft General Terms Agreement Number AGTA-AVI (AGTA) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1.	[*]

The terms and conditions described in Article [*] of the AGTA-AVI, regarding [*] notwithstanding, Boeing will [*].

2.	[*]

Notwithstanding anything to the contrary in the Purchase Agreement No. 3075. as amended or supplemented by any letter agreement between Customer and Boeing or in the AGTA-AVI (collectively, the “Purchase Agreement Documents”),

P.A. No. 3075

AGTA Matters

PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA

6-1162-DME-0907 Page 2

Customer shall [*]

3.	Exclusion of Consequential and Incidental Damages

NOTWITHSTANDING ANYTHING ELSE CONTAINED IN THE PURCHASE AGREEMENT DOCUMENTS OR OTHERWISE, CUSTOMER WILL HAVE NO OBLIGATION OR LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ATTRIBUTABLE TO A DEFAULT UNDER THE PURCHASE AGREEMENT DOCUMENTS, PROVIDED THAT NOTHING HEREIN WILL PRECLUDE BOEING FROM RECOVERING INTEREST OR APPLICABLE PENALTIES ON PAYMENTS NOT PAID WHEN DUE OR ANY NECESSARY COSTS THAT BOEING MAY INCUR AS A RESULT OF HAVING TO STORE, MAINTAIN, TRANSPORT, OR REMARKET AN AIRCRAFT THAT CUSTOMER DOES NOT PURCHASE AS AGREED UNDER THE TERMS OF THIS AGREEMENT

4.	Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this

P.A. No. 3075

AGTA Matters

PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA

6-1162-DME-0907 Page 3

Letter Agreement or any information contained herein to any other person or entity. [*].

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOIENG COMPANY

By	/s/ Dennis Egge

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	3/10, 2006

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BY:	/s/ Gerardo Grajales

Its	CFO

P.A. No. 3075

AGTA Matters

PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

APPENDIX I

6-1167-DME-1347

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Additional Special Matters— [*]

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [*]

[*].

[*]

P.A. No. 3075	SA-3

BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 2

2. Business Considerations

2.1	Credit Memoranda.

2.1.1 [*] Credit Memorandum.

With respect to each of the [*] Aircraft, Boeing will provide to Customer (a) an [*] credit memorandum ([*] Credit Memorandum) and (b) a [*] credit memorandum ([*] Credit Memorandum), as applicable, in the following manner.

2.1.1.1 Boeing will provide to Customer an [*] Credit Memorandum at the time the [*].

P.A. No. 3075	SA-3

BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 3

To illustrate, this will occur as follows;

[*]

2.1.1.2 Boeing will provide to Customer a [*] Credit Memorandum at the time of each Aircraft delivery each in the amount of [*].

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BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 4

To illustrate, this will occur as follows:

[*]

2.2	[*] Adjustment.

2.2.1 [*].

2.2.2 [*]:

(a) [*]

P.A. No. 3075	SA-3

BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 5

(b) [*]

(c) [*].

2.2.3 [*].

2.2.3.1 [*]

2.13.2 [*]

P.A. No. 3075	SA-3

BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 6

2.2.3.3 [*].

2.2.3.4 [*]

(i)	[*]

(ii)	[*]

(iii)	[*]

(iv)	[*]

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BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 7

2.3 [*].

Boeing shall provide Customer with a [*] Credit Memorandum at the time of delivery of each [*] Aircraft each in [*].

2.4 [*].

Boeing shall provide Customer with credit memoranda on or about [*].

3. Escalation and Application of Credit Memoranda

The various credit memoranda described herein will be subject to escalation per the specific terms stated above for each credit memoranda, and will escalate per the terms and conditions of Supplemental Exhibit AE1, Escalation Adjustment/Airframe and Optional Features, subject to the [*] terms and conditions described in letter agreement no. 6-1 162-DME-0905R1, [*].

The credit memoranda to be provided under this Letter Agreement may be used by Customer for the purchase of Boeing goods and services or may be applied toward the purchase price of the Aircraft, but may not be used for the payment of advance payments for any Aircraft, [*]. All such credit memoranda amounts are stated in July [*] United States Dollars and are subject to the same escalation as applicable to the net Aircraft Basic Price.

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BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 8

4. Assignment of Credit Memoranda

The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company, which will not be unreasonably withheld.

5. Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein, will not, without the prior written consent of Boeing. disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [*].

P.A. No. 3075	SA-3

BOEING PROPRIETARY

Aerovias del Cantinerite American° S.A. AVIANCA 6-1167-DME-1347	Page 9

Very truly yours,

THE BOIENG COMPANY

By	/s/ Alan W. Smith
Alan W. Smith

Its Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2012

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

BY:	/s/ Elisa Murgas

Its:	Legal Rep

P.A. No. 3075	SA-3

BOEING PROPRIETARY